Exhibit 31

                  CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
            CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 302(A) OF THE
                           SARBANES-OXLEY ACT OF 2002

I, Edward Braniff, Chief Financial Officer of Datigen.com, Inc. (the "Company"), certify that:

1. I have reviewed this annual report on Form 10-KSB/A of the Company;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the small business issuer as of, and for, the periods presented in this report;

4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the small business issuer and have:

                  a. Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the small business issuer, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;
                  b. Designed such disclosure control over financial reporting, or caused such internal control over financial reporting got be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;
                  c. Evaluated the effectiveness of the small business issuer's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and
                  d. Disclosed in this report any change in the small business issuer's internal control over financial reporting that occurred during the small business issuer's fourth fiscal quarter that has materially affected, or is reasonably likely to materially affect, the small business issuer's internal control over financial reporting; and

5. I have disclosed, based on my most recent evaluation of internal control over financial reporting, to the small business issuer's auditors and the audit committee of the small issuer's board of directors (or persons performing the equivalent functions):

                                   All significant deficiencies and
                                            material weaknesses in the design or
                                            operation of internal control over
                                            financial reporting which are
                                            reasonably likely to adversely
                                            affect the small business issuer's
                                            ability to record, process,
                                            summarize and report financial
                                            information; and

                                  Any fraud, whether or not material,
                                            that involves management or other
                                            employees who have a significant
                                            role in the small business issuer's
                                            internal control over financial
                                            reporting


Date:  August 10, 2005



/s/ Edward Braniff
Edward Braniff
Chief Financial Officer
(Principal executive and principal financial Officer)